Exhibit 10.246

TENTH AMENDMENT TO CREDIT AGREEMENT

TENTH AMENDMENT TO CREDIT AGREEMENT (this “Tenth Amendment”), dated as of September 23, 2011, among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), various financial institutions that are party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders, the Administrative Agent and The Bank of Nova Scotia, as syndication agent, are parties to that certain Credit Agreement, dated as of June 15, 2007, as amended by that certain First Amendment to Credit Agreement dated as of July 9, 2008, that certain Second Amendment to Credit Agreement dated as of September 29, 2008, that certain Third Amendment to Credit Agreement dated as of November 17, 2008, that certain Fourth Amendment to Credit Agreement dated as of February 4, 2009, that certain Fifth Amendment to Credit Agreement dated as of February 25, 2009, that certain Sixth Amendment to Credit Agreement dated as of June 25, 2009, that certain Seventh Amendment to Credit Agreement dated as of August 7, 2009, that certain Eighth Amendment to Credit Agreement dated as of November 19, 2010, and that certain Ninth Amendment to Credit Agreement dated as of February 9, 2011 (as so amended, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to make certain modifications to the Credit Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1.     Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in their appropriate alphabetical order:

 “Tenth Amendment” means the Tenth Amendment, dated as of September 23, 2011, to this Agreement.

  “Tenth Amendment Effective Date” means the “Tenth Amendment Effective Date”, as defined in the Tenth Amendment.

2.      Clauses (i), (ii) and (iii) of the proviso in subsection (b) of Section 8.2.6 of the Credit Agreement are hereby deleted and the following clauses (i), (ii), (iii) and (iv) are hereby substituted therefor:

(i)           both before and after giving effect to any such payment, purchase or redemption, no Default shall have occurred and be continuing;

(ii)          the Borrower shall not have borrowed Revolving Loans to fund such Distribution, purchase or redemption;

(iii)         the aggregate amount of all Distributions, purchases and redemptions to be made by the Borrower and its Subsidiaries pursuant to this clause (b) after the Tenth Amendment Effective Date does not exceed the sum of (I) $300,000,000 plus (II) 50% of Cumulative Adjusted Net Income at such time (or, if the Cumulative Adjusted Net Income is less than zero, minus 100% of such loss); and

(iv)         there shall be, on the date of each such Distribution, purchase or redemption (and after giving effect to such Distribution, purchase or redemption), at least $100,000,000 of unused and available Revolving Loan Commitments and/or Unrestricted Cash at the Borrower and the Subsidiary Guarantors (on a consolidated basis);

II. Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Tenth Amendment, the Borrower hereby represents and warrants that:

(a)   no Default or Event of Default exists on the Tenth Amendment Effective Date (as defined below), immediately before or after giving effect to this Tenth Amendment; and

(b)   all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Tenth Amendment Effective Date immediately before and after giving effect to this Tenth Amendment, with the same effect as though such representations and warranties had been made on and as of the Tenth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.            This Tenth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.            This Tenth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.            THIS TENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             This Tenth Amendment shall become effective on the date (the “Tenth Amendment Effective Date”) when:

(i)            the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to:

Bingham McCutchen LLP
One State Street
Hartford, Connecticut
Attention:  Anthony Goodman
Fax: (860) 240-2800
Email: anthony.goodman@bingham.com

(ii)           the Administrative Agent shall have received the wire transfer of immediately available funds, for the ratable account of each Lender signatory hereto, a fee equal to 0.125% of the aggregate amount of Revolving Loan Commitments of the Lenders, in each case as of the Tenth Amendment Effective Date and who have consented to this Tenth Amendment on or prior to the Tenth Amendment Effective Date; and

(iii)           the Borrower shall have paid to Bingham McCutchen LLP, special counsel to the Administrative Agent, by wire transfer of immediately available funds, all reasonable fees and expenses (as set out in a written summary invoice received by the Borrower at least one Business Day prior to the Tenth Amendment Effective Date) owed to Bingham McCutchen LLP as of the date of such invoice in connection with the Loan Documents, the Obligations and the administration thereof, including all fees and expenses incurred in connection with the preparation, negotiation and execution of this Tenth Amendment and the transactions contemplated to be effected in connection with such execution and with the satisfaction of the conditions to the occurrence of the Tenth Amendment Effective Date (it being understood that the Borrower agrees to pay such fees and expenses regardless of whether the Tenth Amendment Effective Date occurs);

provided, however, that in the event any of the foregoing conditions to effectiveness set forth in this Section 5 shall not have been met on or prior to September 23, 2011, it is understood and agreed that this Tenth Amendment (except for the agreement of the Borrower in clause (iii) above to pay fees and expenses) shall be of no force and effect whatsoever, and no party hereto shall have any right or obligation with respect to any other party whatsoever with respect to any agreement set forth herein, except as provided above with respect to such fees and expenses (all such other rights and obligations being governed in such event exclusively by the Credit Agreement, if and to the extent provided for therein, as in effect without regard to this Tenth Amendment).

6.            In order to induce the Lenders to enter into this Tenth Amendment, the Borrower and each of the Subsidiary Guarantors acknowledge and agree, on and as of the Tenth Amendment Effective Date (in the event that it occurs), that neither the Borrower nor any of the Subsidiary Guarantors is aware as of the Tenth Amendment Effective Date of any offset right (other than an offset right pursuant to any netting arrangement expressly provided for in a Rate Protection Agreement, provided that, for the avoidance of doubt, the Borrower acknowledges that no offset right of which the Borrower is aware pursuant to any netting arrangement expressly provided for in a Rate Protection Agreement would permit the Borrower  to exercise  such  offset  right  against  any  Obligation  under  the  Loan  Documents  except  for  amounts owed  by  the  Borrower  under  such  Rate  Protection  Agreement), counterclaim, right of recoupment or any defense of any kind against, or with respect to, any of their respective Obligations under the Loan Documents to any Agent, the Issuer, or any Lender relating to or arising out of this Tenth Amendment, the Credit Agreement, or any other Loan Document. On and as of the Tenth Amendment Effective Date (in the event that it occurs), the Borrower and each of the Subsidiary Guarantors unconditionally release, waive and forever discharge all claims, offsets, causes of action, rights of recoupment, suits or defenses of any kind whatsoever, whether arising at law or in equity, whether known or unknown, which the Borrower or the Subsidiary Guarantors might otherwise have as of, and only as of, the Tenth Amendment Effective Date against any Agent, the Issuer, or any Lender or any of their respective directors, shareholders, partners (general and limited), members, managers, officers, employees, attorneys, agents and Affiliates relating to or arising out of this Tenth Amendment, the Credit Agreement, or the other Loan Documents or the administration thereof on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind arising prior to or existing as of the Tenth Amendment Effective Date; provided that, subject to the proviso immediately following this proviso, nothing herein shall modify any offset right pursuant to any netting arrangement expressly provided for in a Rate Protection Agreement, and further provided that, in no event may any such offset right or netting arrangement be used to offset or net against, or constitute a defense to or give the Borrower a counterclaim or right of recoupment with respect to, any Obligation under the Loan Documents other than the applicable Rate Protection Agreement.  For the avoidance of doubt, nothing herein shall be construed as an acknowledgment by any Agent, the Issuer or any Lender that the Borrower or any of the Subsidiary Guarantors has any claims, offsets, causes of action, rights of recoupment, suits or defenses against any Agent, the Issuer, or any Lender.

7.             From and after the Tenth Amendment Effective Date, each reference in the Credit Agreement and in each of the other Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the Tenth Amendment Effective Date, pursuant to the terms of this Tenth Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officer or officers to execute and deliver this Tenth Amendment as of the date first above written.

             DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

             By_________/s/ Cliff Buster__________
             Name:     H. Clifford Buster III
             Title:       Senior Executive Vice President,
              Chief Financial Officer and Treasurer

Agreed and Acknowledged:

DTG OPERATIONS, INC. By_________/s/ Cliff Buster_____________ Name: H. Clifford Buster III Title: Executive Vice President, Chief Financial Officer and Treasurer	DTG SUPPLY, INC. By___________/s/ Cliff Buster___________ Name: H. Clifford Buster III Title: Chief Financial Officer and Treasurer
THRIFTY RENT-A-CAR SYSTEM, INC. By_________/s/ Cliff Buster____________ Name: H. Clifford Buster III Title: Executive Vice President, Chief Financial Officer and Treasurer	THRIFTY INSURANCE AGENCY, INC. By____________/s/ Cliff Buster__________ Name: H. Clifford Buster III Title: Treasurer
THRIFTY CAR SALES, INC. By_________/s/ Cliff Buster___________ Name: H. Clifford Buster III Title: Treasurer	TRAC ASIA PACIFIC, INC. By____________/s/ Cliff Buster__________ Name: H. Clifford Buster III Title: Treasurer
THRIFTY, INC. By_________/s/ Cliff Buster___________ Name: H. Clifford Buster III Title: Treasurer
DOLLAR RENT A CAR, INC. By_________/s/ Cliff Buster___________ Name: H. Clifford Buster III Title: Executive Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO THE TENTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as a Lender

By____/s/ Omayra Laucella___________ Name: Omayra Laucella Title: Vice President

By____/s/ Erin Morrissey____________ Name: Erin Morrissey Title: Director

SIGNATURE PAGE TO THE TENTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

*Name of Lender: ____________________________

By:_____________________________
Name: Title:

*Tenth Amendment to Credit Agreement was executed by each of the following lenders:

AMEGY BANK NATIONAL ASSOCIATION
ARVEST BANK
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Bank of America, N.A.
The Bank of Nova Scotia
BOKF, NA DBA Bank of Oklahoma
BMO Harris Financing, Inc.
BNP Paribas
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
Halcyon Structured Asset Management Long
Secured/Short Unsecured 2007-3 LTD.
Halcyon Structured Asset Management Long
Secured/Short Unsecured 2007-2 LTD.
Halcyon Loan Investors CLO I, LTD.
Halcyon Loan Investors CLO II, LTD.
IBC Bank
J.P. Morgan Chase, N.A.
MidFirst Bank, a federally chartered savings association
Morgan Stanley Bank, NA
PNC Bank, National Association
RAYMOND JAMES BANK, FSB
UBS AG, STAMFORD BRANCH
UniCredit Bank AG, New York Branch
Wells Fargo Bank, N.A.